SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:
May 10, 2007

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STRATUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51229 (Commission File Number)	51-0482104 (I.R.S. Employer Identification No.)

Three Riverway, Suite 1500 Houston, Texas (Address of principal executive offices)		77056 (Zip code)

Registrant’s telephone number, including area code: (713) 479-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 10, 2007, the Board of Directors of Stratum Holdings, Inc. (the “Company”) announced that Guy D. Knoller had resigned from its Board of Directors effective immediately and that David B. Russell was elected to the Board of Directors to fill his unexpired term.

Mr. Russell, 57, is a Registered Petroleum Geologist and is the President of McGowan Working Interest Partners, an independent oil and gas company located in Jackson, Mississippi.  Mr. Knoller, 60, an attorney engaged in private practice in Phoenix, Arizona, had served as a director of the Company since October 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATUM HOLDINGS, INC.

/s/  Richard A. Piske, III _____________
Richard A. Piske, III
Chief Executive Officer

/s/  D. Hughes Watler, Jr. ____________
D. Hughes Watler, Jr.
Chief Financial Officer

May 10, 2007